EXHIBIT (q)(6)

                                POWER OF ATTORNEY

     The undersigned officers and Trustees of Small-Cap Value Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney to sign for me, in my name in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by Eaton Vance Special Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

        Signature                       Title                          Date
        ---------                       -----                          ----

/s/ James B. Hawkes          President, Trustee and Principal       July 1, 2003
---------------------------  Executive Officer
James B. Hawkes


/s/ Barbara E. Campbell      Treasurer and Principal Financial      July 1, 2003
---------------------------  and Accounting Officer
Barbara E. Campbell


/s/ Jessica M. Bibliowicz               Trustee                     July 1, 2003
---------------------------
Jessica M. Bibliowicz


/s/ Samuel L. Hayes, III                Trustee                     July 1, 2003
---------------------------
Samuel L. Hayes, III


/s/ William H. Park                     Trustee                     July 1, 2003
---------------------------
William H. Park


/s/ Ronald A. Pearlman                  Trustee                     July 1, 2003
---------------------------
Ronald A. Pearlman


/s/ Norton H. Reamer                    Trustee                     July 1, 2003
---------------------------
Norton H. Reamer


/s/ Lynn A. Stout                       Trustee                     July 1, 2003
---------------------------
Lynn A. Stout